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                                                                    EXHIBIT 32.1

                      SECTION 302 CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Annual Report of CPI Aerostructures, Inc. (the "Company") on Form 10-KSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  March 29, 2004          /s/ Edward J. Fred
                                ------------------------------------------------
                                Edward J. Fred
                                Chief Executive Officer, President, acting Chief
                                Financial Officer and Secretary
                                (Principal Executive and Financial Officer)